UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, OHIO	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On February 9, 2021, Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”) issued a press release announcing selected preliminary unaudited financial results of the Company for the quarter and year ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On February 9, 2021, the Company issued a press release announcing the commencement of an underwritten public offering of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), and a press release announcing the commencement of an underwritten public offering of the Company’s senior notes due 2026 (the “Senior Notes”). Copies of the press releases are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and the information contained in Exhibit 99.2 and Exhibit 99.3 is incorporated herein by reference.

In addition, in connection with the offering of Common Stock and the offering of Senior Notes, the Company will be making road show presentations to certain existing and potential securityholders of the Company (collectively, the “Roadshow Materials”). A copy of the Roadshow Materials for each of the offering of Common Stock and the offering of Senior Notes are attached hereto as Exhibit 99.4 and Exhibit 99.5, respectively, and the information contained in Exhibit 99.1 is incorporated herein by reference.

The information contained in the Roadshow Materials is summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements the Company may make by press release or otherwise from time to time.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

As described in Item 2.02 hereof, on February 9, 2021, the Company issued a press release announcing selected preliminary unaudited financial results of the Company for the quarter and year ended December 31, 2020, a copy of which is attached hereto as Exhibit 99.1 The information contained in Exhibit 99.1 is incorporated herein by reference, except for the first and second full paragraphs thereof, commencing with the phrase “Our preliminary results . . . .” and ending with the phrase “enhancements and improved efficiency.”.

Forward-Looking Statements

This Current Report on Form 8-K (and the exhibits attached hereto) may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These statements include, but are not limited to, the Company’s anticipated results of operations for 2020, the Company’s plans, objectives, expectations and intentions regarding the performance of its business, the terms and conditions and timing of the Common Stock offering and Senior Notes offering, the intended use of proceeds of the Common Stock offering and Senior Notes offering and other non-historical statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” “targets”, and similar expressions. All forward looking statements are based on management’s current expectations and beliefs only as of the date of this report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including without limitation, the risks associated with the unpredictable and ongoing impact of the COVID-19 pandemic and other risks identified and discussed from time to time in the Company’s reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated February 9, 2021
99.2	Press Release dated February 9, 2021
99.3	Press Release dated February 9, 2021
99.4	Roadshow Materials dated February 9, 2021
99.5	Roadshow Materials dated February 9, 2021

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

February 9, 2021	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer and Duly Authorized Representative)

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